                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

        Date of Report (Date of earliest event reported) April 26, 2002.


                                STONERIDGE, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


              Ohio                         001-13337              34-1598949
-------------------------------          -------------       -------------------
(State or Other Jurisdiction of           (Commission          (I.R.S. Employer
Incorporation or Organization)            File Number)       Identification No.)


       9400 East Market Street, Warren, Ohio                    44484
      ----------------------------------------               ------------
      (Address of Principal Executive Offices)                (Zip Code)


                                 (330) 856-2443
      --------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 5. OTHER EVENTS.

Attached as Exhibit A is a press release issued by Stoneridge, Inc. on April 25, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          STONERIDGE, INC.



     Date: April 26, 2002                         /s/ Kevin P. Bagby
                                          --------------------------------------

                                          Kevin P. Bagby
                                          Treasurer and Chief Financial Officer
                                          (Principal Financial and Chief
                                          Accounting Officer)

                                       2